Exhibit (16)

POWER OF ATTORNEY

I, the undersigned Trustee of Domini Social Investment Trust (the “Trust”), hereby constitutes and appoints Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Steven D. Lydenberg, Meaghan T. O’Rourke, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 4th day of December, 2009.

/s/ Amy L. Thornton
Amy L. Thornton

POWER OF ATTORNEY

I, the undersigned Trustee of Domini Social Investment Trust (the “Trust”), hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Steven D. Lydenberg, Meaghan T. O’Rourke, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 4th day of December, 2009.

/s/ Julia Elizabeth Harris
Julia Elizabeth Harris

POWER OF ATTORNEY

I, the undersigned Trustee of Domini Social Investment Trust (the “Trust”), hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Steven D. Lydenberg, Meaghan T. O’Rourke, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 8th day of December, 2009.

/s/ Kirsten Moy
Kirsten S. Moy

POWER OF ATTORNEY

I, the undersigned Trustee of Domini Social Investment Trust (the “Trust”), hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Steven D. Lydenberg, Meaghan T. O’Rourke, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 4th day of December, 2009.

/s/ William C.Osborn
William C. Osborn

POWER OF ATTORNEY

I, the undersigned Trustee of Domini Social Investment Trust (the “Trust”), hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Steven D. Lydenberg, Meaghan T. O’Rourke, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 2009.

/s/ Karen Paul
Karen Paul

POWER OF ATTORNEY

I, the undersigned Trustee of Domini Social Investment Trust (the “Trust”), hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Steven D. Lydenberg, Meaghan T. O’Rourke, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 12th day of December, 2009.

/s/ Gregory A. Ratliff
Gregory A. Ratliff

POWER OF ATTORNEY

I, the undersigned Trustee of Domini Social Investment Trust (the “Trust”), hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Steven D. Lydenberg, Meaghan T. O’Rourke, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of December, 2009.

/s/ John L. Shields
John L. Shields